Macquarie ETF Trust

(the “Trust”)

Supplement to the July 29, 2025 Summary Prospectus, Statutory Prospectus, and Statement of
Additional Information (“SAI”) for each fund of the Trust (each, a “Fund”)

Notice of Joint Special Shareholder Meeting Results

At the joint special shareholder meeting held on September 10, 2025, shareholders of each Fund (except for Macquarie Focused Large Growth ETF) approved the proposal to approve a new investment advisory agreement for each Fund. The joint special shareholder meeting for Macquarie Focused Large Growth ETF has been adjourned to September 17, 2025.

As noted in the supplements dated June 12, 2025 and April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), together with certain of its affiliates, and Nomura Holding America Inc. (“Nomura”), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management’s US and European public investments business. The closing of this transaction is anticipated to close on or about November 1, 2025, subject to legal and regulatory approvals, client consents, and customary closing conditions. Upon the closing of the transaction, the following changes to each Fund’s Summary Prospectus, Statutory Prospectus, and SAI are anticipated to take effect:

•	Name changes noted in the supplement dated June 12, 2025.
•	All references to MIMBT are changed to Nomura Investment Management Business Trust.
•	All references to Macquarie Investment Management Global Limited as a sub-advisor are removed.
•	The following is added under the “Who manages the Fund?” section following the portfolio manager table of each Fund’s Summary Prospectus and Statutory Prospectus and under the “Management of the Funds – Investment Manager and Other Service Providers – Investment Manager” section of the SAI:

Employees of DMC’s affiliates outside the US participate in the management of certain Funds as “associated persons” of DMC under DMC’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of DMC, provide discretionary investment management services, trading, research and related services directly or indirectly to the Funds.

Macquarie Energy Transition ETF Portfolio Management Changes

On or about October 1, 2025 (“Effective Date”), Barry Klein is added as a portfolio manager of Macquarie Energy Transition ETF. On the Effective Date, all references to previous portfolio managers are removed from the Fund’s Summary Prospectus, Statutory Prospectus, and SAI.

Upon the Effective Date, the following will replace in its entirety the portfolio manager table in the section of the Fund’s Summary Prospectus entitled “Who manages the Fund?” and the section of the Fund’s Statutory Prospectus entitled “Fund summaries – Macquarie Energy Transition ETF – Who manages the Fund?”:

Portfolio manager	Title with Delaware Management Company	Start date on the Fund

Barry Klein, CFA	Senior Vice President, Portfolio Manager, Senior Equity Analyst	October 2025

Upon the Effective Date, the following will replace the section of the Fund’s Statutory Prospectus entitled “Who manages the Fund – Portfolio managers – Macquarie Energy Transition ETF”:

Barry Klein has primary responsibility for making day-to-day investment decisions for Macquarie Energy Transition ETF.

Barry Klein
Senior Vice President, Portfolio Manager, Senior Equity Analyst

•	Joined Macquarie in 2010

•	Based in New York

Barry is a Portfolio Manager and Senior Equity Analyst for the Global Listed Infrastructure Team at Macquarie Asset Management (MAM). In addition, he co-manages the firm’s energy transition ETF and a climate solution strategy. Prior to joining Macquarie, Barry was an Equities Research Analyst with Citigroup. He was a member of Citi's top-ranked utilities research team, covering gas and electric utilities and integrated gas companies. Before his time at Citi, Barry worked in PwC’s Business Assurance and Advisory Services, where he audited and reviewed companies in the utilities, consumer products, and not-for-profit sectors. He is currently Chairman of the Board for the charity Stupid Cancer. Barry holds a Bachelor of Arts in accounting (magna cum laude) from Boston University's Questrom School of Business. He holds the Chartered Financial Analyst® designation and is a Certified Public Accountant.

The foregoing is not a solicitation of any proxy. Please read the proxy statement carefully because it contains important information regarding the proposed new advisory agreement and the transaction. The proxy statement is available for free on the website of the US Securities and Exchange Commission (www.sec.gov).

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 10, 2025.